SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 16, 2006

                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)

       Tennessee                      0-5905                    62-0156300
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(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)

                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.
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                  In connection with a private offering of $125 million
aggregate principal amount of 2% Convertible Senior Notes due 2013 (the "Notes"), on November 16, 2006 Chattem, Inc. (the "Company") entered into a Securities Purchase Agreement with the purchasers of the Notes, pursuant to which, among other things, the Company agreed to sell, and the purchasers agreed to purchase, the Notes. A copy of the form of Securities Purchase Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

                  On November 16, 2006, the Company entered into a Fourth Amendment to Credit Agreement by and among the Company and its domestic subsidiaries, Signal Investment & Management Co., Sundex, LLC and Chattem (Canada) Holdings, Inc., as guarantors, and Bank of America, N.A., as agent and lender, and SunTrust Bank, Branch Banking and Trust and National City Bank, as lenders, which, among other things, permits the Company to incur up to $125 million of indebtedness under the Notes.

                  Also on November 16, 2006, the Company entered into a Convertible Bond Hedge ("Bond Hedge") with Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Bond Hedge is designed to offset the Company's exposure to potential dilution upon conversion of the Notes through, at the Company's election, the delivery of either shares of the Company's common stock or cash to the Company upon settlement. The premium payable by the Company pursuant to the Bond Hedge was approximately $32 million.

                  In a separate transaction, the Company entered into a Warrant Transaction ("Warrant Transaction") with Merrill Lynch International ("MLI") and Merrill Lynch, Pierce, Fenner & Smith Incorporated on November 16, 2006. Under the terms of the Warrant Transaction MLI has acquired from the Company warrants to acquire shares of its Company's common stock at an exercise price of $74.82 per share. The warrants become exercisable beginning in 2013 with settlement to be made through the delivery by the Company on a net share settlement basis of up to a maximum of 2,121,607 shares of its common stock. The premium received by the Company pursuant to the Warrant Transaction was approximately $19 million.

                  The Bond Hedge and the Warrant Transaction are separate transactions from the issuance of the Notes, are not part of the terms of the Notes and will not affect the holders' rights under the Notes. Holders of the Notes will not have any rights with respect to the Bond Hedge or the Warrant Transaction.

Item 2.03.        Creation of a Direct Financial Obligation or an Obligation
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                  under an Off-Balance Sheet Arrangement of a Registrant
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                  The disclosure in the first paragraph of Item 3.02 hereof is incorporated in this Item 2.03

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Item 3.02.        Unregistered Sales of Equity Securities
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                  Pursuant to the Securities Purchase Agreement disclosed in
Item 1.01 above, the Company issued and sold $125 million in principal amount of the Notes on November 22, 2006. The net proceeds to the Company after deducting the placement agent's fee and estimated offering expenses are estimated to be approximately $121 million. Under the terms of the Notes, upon conversion, in lieu of shares of the Company's common stock, for each $1,000 principal amount of Notes a holder will receive an amount in cash equal to the lesser of (i) $1,000 or (ii) the conversion value determined in the manner set forth in the indenture governing the Notes. If the conversion value exceeds $1,000, the Company will also deliver, at its election, cash or common stock or a combination of cash and common stock with respect to the remaining conversion value. The Notes were issued by the Company to qualified institutional buyers in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

                  Also as disclosed in Item 1.01 above, pursuant to the Warrant Transaction the Company has issued warrants to MLI to acquire shares of its common stock at an exercise price of $74.82 per share. The warrants become exercisable beginning in 2013 with settlement to be made through the delivery by the Company on a net share settlement basis of up to a maximum of 2,121,607 shares of its common stock. The premium payable by MLI to the Company was approximately $19 million. The warrants were issued by the Company to MLI in a private placement in reliance on Section 4(2) of the Securities Act.


Item 8.01.        Other Events.
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                  On November 17, 2006, the Company issued a press release
announcing certain pricing and other information in connection with the offering of the Notes pursuant to Rule 135c under the Securities Act of 1933, as amended. As contemplated by such press release, the Company consummated the sale of the Notes on November 22, 2006. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.
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                  (d) Exhibits:

                      10.1 Fourth Amendment to Credit Agreement, dated as of November 16, 2006 among Chattem, Inc., its domestic subsidiaries, identified lenders and Bank of America, N.A., as agent.

                      10.2 Form of Securities Purchase Agreement dated November 16, 2006 among Chattem, Inc. and the purchasers of the Notes.

                      99.1      Press Release dated November 17, 2006.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 22, 2006                       CHATTEM, INC.


                                        By: /s/Theodore K. Whitfield, Jr.
                                            -----------------------------
                                            Theodore K. Whitfield, Jr.
                                            Vice President and General Counsel


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                                  EXHIBIT INDEX
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Exhibit No.     Exhibit Description
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10.1            Fourth Amendment to Credit Agreement, dated as of November 16,
                2006 among Chattem, Inc., its domestic subsidiaries, identified lenders and Bank of America, N.A., as agent.

10.2 Form of Securities Purchase Agreement dated November 16, 2006 among Chattem, Inc. and the purchasers of the Notes.

99.1            Press Release dated November 17, 2006.